                                                                   EXHIBIT 10.22


                             ANKER COAL GROUP, INC.


                          THE STOCKHOLDERS NAMED HEREIN


                                       AND


                   THE HOLDERS OF WARRANT SHARES NAMED HEREIN







===============================================================================

                               INVESTOR AGREEMENT

===============================================================================







                             as of October 26, 1999

                             ANKER COAL GROUP, INC.

                               INVESTOR AGREEMENT


       This Investor Agreement is made as of October 26, 1999 (the "Agreement") by and among Anker Coal Group, Inc., a Delaware corporation (the "Company"), each of the Stockholders of the Company listed on the signature pages of this Agreement and the Holders named in Schedule I hereto (the "Holders").

                                    RECITALS

       A. The Company and the existing Stockholders of the Company (with the exception of JJF Group Limited Liability Company, The Estate of John J. Faltis and The Estate of Kathleen A. Faltis, the "Existing Stockholders") have previously entered into a Stockholders Agreement dated as of August 12, 1996, providing certain rights and obligations of the Company and the Existing Stockholders (the "Stockholders Agreement").

       B. The Company desires to issue to the Holders warrants (the "Warrants") to purchase an aggregate of 3,047 shares of Common Stock (the "Warrant Shares") of the Company pursuant to the Exchange and Purchase Agreement (the "Purchase Agreement") dated as of October 26, 1999 among the Company, the Guarantors named therein and the Holders.

       C. To induce the Holders to purchase or receive pursuant to the Purchase Agreement the Company's 14.25% Second Priority Senior Secured Notes due 2007 (PIK through April 1, 2000) in accordance with the Indenture dated as of October 1, 1999 among the Company, the Guarantors signatory thereto and The Bank of New York, as Trustee (the "Indenture") and the Warrants in accordance with the Warrant Agreement dated as of October 26, 1999 between the Company and The Bank of New York, as Warrant Agent (the "Warrant Agreement"), the Company and the Existing Stockholders desire that the Company grant to the Holders the rights set forth herein, subject to the obligations of Holders set forth herein, and further desire to amend the Stockholders Agreement to the extent required to implement the intent and purposes of this Agreement.

       D. The Company, the Existing Stockholders and the Holders intend that this Agreement will govern the rights and obligations of the Holders and their permitted assigns, as Holders of the Warrant Shares.

       In consideration of the foregoing and the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                              OPERATIVE PROVISIONS

       1.1 THE STOCKHOLDERS AGREEMENT; PROVISIONS APPLICABLE TO HOLDERS OF WARRANT SHARES. The Holders shall not be bound by any of the provisions of the Stockholders Agreement except as expressly set forth in this Agreement. The Holders shall have the benefit of and shall be bound by the following provisions of the Stockholders Agreement with respect to any

Warrant Shares which they may hold or hereafter acquire upon exercise of Warrants. The Warrants shall be freely transferable subject to the restrictions set forth in the Warrant Agreement, the Warrant and in the Purchase Agreement and shall not be subject to any of the restrictions set forth in this Agreement or the Stockholders Agreement.

              (a) CHANGES IN CAPITAL. Each Holder of Warrant Shares shall have the benefit of the provisions set forth in Article II of the Stockholders Agreement (Changes In Capital) with respect to the Warrant Shares, including the right to purchase New Equity Securities (as defined therein) on the terms set forth therein. For purposes of all calculations pursuant to said Article II, all Warrants shall be deemed to have been exercised for Warrant Shares and each Holder which holds Warrants shall be deemed to hold the number of Warrant Shares issuable upon exercise of such Holder's Warrants and any other shares of Common Stock held by such Holder.

              (b) CERTAIN RIGHTS AND RESTRICTIONS. (i) Holders of Warrant Shares to have Tag Along Rights. Each Holder of Warrant Shares shall have the benefits and be subject to the terms of Section 3.7 of the Stockholders Agreement which shall apply to the Warrant Shares as though each Holder of Warrant Shares were a party to the Stockholders Agreement.

                     (ii) Restrictions on Disposition. Any Holder of Warrant Shares which transfers any or all of such Warrant Shares to any person or entity not already a party to this Agreement shall, as a written condition of such transfer, require the transferee to become a party to this Agreement and the Registration Rights Agreement. No such transfer shall be valid unless such transferee has in writing agreed to be bound by all of the provisions of (A) this Agreement in an Accession Agreement substantially in the form set forth as Exhibit A hereto and (B) the Registration Rights Agreement in the form of an Accession Agreement substantially in the form set forth as Exhibit B hereto. The Company shall execute such Accession Agreement on its own behalf and on behalf of the other parties hereto in the event of any such transfer, and each party hereto hereby irrevocably consents to such execution on its behalf.

                     (iii) Restrictions on Merger and Sale of Assets and Stock. Until the earlier of an initial public offering of the Company's Common Stock or October 30, 2002, (i) the Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or a majority of its properties or assets in one or more related transactions, to another corporation, person or entity except (x) in accordance with the terms of the Indenture and (y) upon the affirmative written vote or consent of the holders of at least 85% of the outstanding Common Stock as of the Record Date; and (ii) neither the Company nor any of the Holders, in one transaction or in a series of related transactions, will sell, transfer or otherwise dispose of more than 50% of the Company's outstanding Common Stock except upon the affirmative written vote or consent of at least 85% of the holders of the outstanding Common Stock as of the Record Date. The Company and any such Holder or Holders shall give at least 30 days' prior written notice to all Holders prior to the Record Date.

                     For purposes of the foregoing, "Record Date" shall mean the date fixed for a stockholder vote pursuant to the terms of the Company's certificate of incorporation and by-laws.

              (c) NO TRANSFERS TO PERSONS ENGAGED IN COMPETITION. Each Holder agrees that it shall not transfer any Warrant Shares to any person or entity which, to the knowledge of such Holder, is engaged in Competition with the Company. For this purpose, "Competition" shall mean engaging in any business in the states of West Virginia, Maryland, Pennsylvania, Virginia or Kentucky involving the purchase for resale, sale, operation or maintenance for resale of coal, coal reserves, coal inventories, coal mines, coal mining operations, coal processing operations, processing or disposing of ash produced from the consumption of coal; the conduct or performance of coal mining, coal loading, coal processing or contract coal mining or coal processing; the employment of independent contractors in connection with any of the foregoing; or the conduct of coal trading; or the holding of any equity investment constituting a controlling equity interest in any entity or business which at the time such transfer or Warrant Shares is proposed to be made is engaged in Competition. If a person or entity engaged in Competition acquires control of any Holder of Warrant Shares that holds in excess of 10% of the Common Stock at the time outstanding, the Company shall have the right to repurchase such Holder's Warrant Shares at Fair Market Value (as defined in the Stockholders Agreement) on the terms and subject to the conditions of Section 4.2 of the Stockholders Agreement as in effect on the date hereof.

              (d) REGISTRATION RIGHTS. (i) Each Holder shall have the registration rights with respect to the Warrant Shares set forth in the Common Stock Registration Rights Agreement attached as Exhibit B to the Purchase Agreement. (ii) Each Existing Stockholder agrees that Section 3(b) of the Registration Rights Agreement shall be amended and restated as follows:

                     "(b) Priority in Incidental Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities which the Company, the Holders and any other persons intend to include in such registration exceeds the number which would have an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration (i) first, all the securities the Company proposes to sell for its own account, and (ii) second, the number of Registrable Securities requested to be included in such registration by the Holders, which number, in the opinion of such underwriters, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such requesting Holders and by the holders of Registrable Securities ("Purchaser Registrable Securities") as defined in the Registration Rights Agreement dated October 26, 1999 among the Company and the Purchasers (the "Purchasers") named therein on the basis of the relative number of shares of Registrable Securities and other securities each Holder and Purchaser Registrable Securities each Purchaser has requested to be included in such registration, and (iii) third, the number of Registrable Securities requested to be included in such registration by persons other than Holders and Purchasers, which number, in the opinion of such underwriters, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such requesting other persons on the basis of the relative number of shares of Registrable Securities and other securities each such other person has requested to be included in such registration."

              (e) WAIVER OF PREEMPTIVE AND PURCHASE RIGHTS. Each Existing Shareholder hereby irrevocably waives any and all preemptive or purchase rights it may have with respect to the Warrants and the Warrant Shares pursuant to
Article II of the Stockholders Agreement.

                                   ARTICLE II
                                  MISCELLANEOUS

       2.1 NO WAIVER OF RIGHTS. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

       2.2 TERM OF AGREEMENT. This Agreement shall continue in full force and effect until the earlier of (i) termination by mutual consent, or (ii) dissolution of the Company, or (iii) termination of the Stockholders Agreement pursuant to Section 6.2 thereof.

       2.3 ASSIGNMENT. This Agreement shall be binding on the parties and the successors and assigns of each of them.

       2.4 INTEGRATION. This Agreement with its exhibits, which are hereby incorporated herein and made a part hereof, the Warrant Agreement, the Warrants and the Registration Rights Agreements set forth the entire understanding between the parties relating to the subject matter contained herein and merges all prior discussions between them. No amendment to this Agreement shall be effective unless in writing and executed by each of the parties hereto.

       2.5 SEVERABILITY. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired, and in such case the parties oblige themselves to reach the purpose of the invalid provision by a new legally valid stipulation.

       2.6 NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by first-class certified or registered mail with return receipt requested, or by first-class express mail, private overnight or next business day courier (or second business day courier in the case of international communications), or by telecopy with confirmation in writing mailed first class, in all cases with charges prepaid, and any such properly given notice will be deemed given (i) two days after having been mailed by certified or registered mail with return receipt requested, (ii) two days after having been delivered to a courier service providing the services described above and (iii) upon confirmation of a telecopy transmission. For the purposes hereof, the address of each party hereto (unless notice of a change thereof is given by such party to each other party as provided in this Section 2.6) shall be as follows:

              If to the Holders:

              At their addresses set forth in Schedule I or any address supplied to the Company in writing by any Holder on or after the date of this Agreement.

              If to the Company:

              Anker Coal Group, Inc.
              2708 Cranberry Square
              Morgantown, WV 26508
              Attn: President

              Tel: (304) 594-1616
              Fax: (304) 594-1685

              If to Sparks or PPK Group:

              Bruce Sparks
              2019 Ices Ferry Drive
              Morgantown, WV  26508

              Tel: (304) 594-1100
              Fax: (304) 594-1685

              If to Anker Holding:

              Vasteland 4
              3011 BK Rotterdam
              The Netherlands

              Tel: 31-10-411-2770
              Fax: 31-10-411-4300

              If to the Funds or any Fund:

              Bruce M. Rothstein
              First Reserve Corporation
              475 Steamboat Road
              Greenwich, CT 06830

              Tel: (203) 661-6601
              Fax: (203) 661-6729

       2.7 NECESSARY MEASURES. The parties shall in a timely manner and as required from time to time take all measures as may be necessary or appropriate to cause their affiliates and the Company to implement the provisions of this Agreement and the transactions contemplated hereby, and to ensure that such corporations and entities take all such actions as may be necessary to give full effect to the provisions of this Agreement and to abstain from taking any actions which would contravene the intent of the provisions of this Agreement.

       2.8 RELATIONSHIP OF THE EXISTING STOCKHOLDERS, THE HOLDERS AND THE COMPANY. This Agreement does not constitute a partnership or joint venture and nothing contained herein is intended to constitute, nor shall it be construed to constitute, the Existing Stockholders or the Holders, as joint venturers or as partners of each other or of the Company. Nothing contained herein shall constitute, nor shall it be construed to constitute, any Existing Stockholder, Holder or the Company as an agent of any Stockholder, Holder or the Company.

       2.9 GOVERNING LAW. This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of Delaware.

       2.10 REMEDIES. The remedies for breach of contract provided in this Agreement are non-exclusive, and each of the parties reserves its regular remedies at law or in equity, including without limitation specific performance, in the event of any breach of this Agreement by any other party.

       2.11 COUNTERPART ORIGINALS. This Agreement may be executed simultaneously in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Dated as of the date first written above.


                                               COMPANY


                                               ANKER COAL GROUP, INC.


                                               By: /s/ Bruce Sparks
                                                   -----------------------------
                                               Name:  Bruce Sparks
                                               Title: Director

                              HOLDERS


                              ROTHSCHILD RECOVERY FUND L.P.
                              By Rothschild Recovery Associates,
                                 L.L.C., General Partner


                              By: /s/ WILBUR ROSS, JR.
                                  ------------------------------------
                              Name:   Wilbur Ross, Jr.
                              Title:  Managing Member


                              AIG SPECIAL SITUATIONS HOLDING FUND LTD.


                              By: /s/ ANDREW W. GITLIN
                                  ------------------------------------
                              Name:   Andrew W. Gitlin
                              Title:  Director


                                      Intrepid Management Company LLC
                                      as Investment Manager


                                      By: /s/ VICTOR CONSOLI
                                          ----------------------------
                                      Name:   Victor Consoli
                                      Title:  Portfolio Manager


                              Pilgrim High Yield Fund


                              By: /s/ KEVIN MATHEWS
                                  ------------------------------------
                              Name:   Kevin Mathews
                              Title:  Senior Vice President/Portfolio Manager


                              PILGRIM INVESTMENTS INC.


                              By: /s/ KEVIN MATHEWS
                                  ------------------------------------
                              Name:   Kevin Mathews
                              Title:  Senior Vice President/Portfolio Manager

                              PROSPECT STREET HIGH INCOME PORTFOLIO


                              By: /s/ JOHN FRABOTTA
                                  ------------------------------------
                              Name:   John Frabotta
                              Title:  Portfolio Manager


                              PRUDENTIAL HIGH YIELD TOTAL RETURN FUND
                              PRUDENTIAL HIGH YIELD FUND, INC.
                              PRUDENTIAL DISTRESSED SECURITIES FUND, INC.


                              By: The Prudential Investment Corporation, as
                                  Investment Advisor


                              By: /s/ PETER ALLEGRINI
                                  ------------------------------------
                              Name:   Peter Allegrini
                              Title:  Vice President


                              THE PRUDENTIAL SERIES FUND, INC.
                              HIGH YIELD BOND PORTFOLIO


                              By: The Prudential Insurance Company of America, as Investment Advisor


                              By: /s/ PETER ALLEGRINI
                                  ------------------------------------
                              Name:   Peter Allegrini
                              Title:  Second Vice President


                              Putnam Investment Management Inc.,
                              Putnam Fiduciary Trust Company, and
                              the Putnam Advisory Company, Inc.
                              on behalf of their clients listed on Attachment A


                              By: /s/ JOHN R. VERANI
                                  ------------------------------------
                              Name:   John R. Verani
                              Title:  Senior Vice President

                              DREYFUS HIGH YIELD STRATEGIES FUND
                              By:  The Dreyfus Corporation, as Investment
                                   Manager


                              By: /s/ STEPHANIE PIERCE
                                  ------------------------------------
                              Name:   Stephanie Pierce
                              Title:  Vice President


                              EXISTING STOCKHOLDERS


                              PPK GROUP LIMITED LIABILITY COMPANY


                              By: /s/ BRUCE SPARKS
                                  ------------------------------------
                              Name:   Bruce Sparks
                              Title:  Manager


                              ANKER HOLDING B.V.


                              By: /s/ WILLEM G. ROTTIER
                                  ------------------------------------
                              Name:   Willem G. Rottier
                              Title:  Managing Director


                              FIRST RESERVE CORPORATION


                              By:
                                     -----------------------------------
                              Name:   Bruce Rothstein
                              Title:  Vice-President


                              AMERICAN GAS & OIL INVESTORS,
                              LIMITED PARTNERSHIP


                              By First Reserve Corporation, its general partner


                              By: /s/ THOMAS R. DENISON
                                  ------------------------------------
                              Name:   Thomas R. Denison
                              Title:  Managing Director

                              AMGO II, LIMITED PARTNERSHIP


                              By First Reserve Corporation, its general partner


                              By: /s/ THOMAS R. DENISON
                                  ------------------------------------
                              Name:   Thomas R. Denison
                              Title:  Managing Director


                              FIRST RESERVE FUND V, LIMITED PARTNERSHIP


                              By First Reserve Corporation, its general partner


                              By: /s/ THOMAS R. DENISON
                                  ------------------------------------
                              Name:   Thomas R. Denison
                              Title:  Managing Director


                              FIRST RESERVE FUND V-2, LIMITED PARTNERSHIP


                              By First Reserve Corporation, its general partner


                              By: /s/ THOMAS R. DENISON
                                  ------------------------------------
                              Name:   Thomas R. Denison
                              Title:  Managing Director


                              FIRST RESERVE FUND VI, LIMITED PARTNERSHIP


                              By First Reserve Corporation, its general partner


                              By: /s/ THOMAS R. DENISON
                                  ------------------------------------
                              Name:   Thomas R. Denison
                              Title:  Managing Director

                              FIRST RESERVE FUND VII, LIMITED PARTNERSHIP



                              By First Reserve Corporation, its general partner


                              By: /s/ THOMAS R. DENISON
                                  ------------------------------------
                              Name:   Thomas R. Denison
                              Title:  Managing Director

                                  ATTACHMENT A


PUTNAM INVESTMENT MANAGEMENT, INC. ON BEHALF OF:
       The George Putnam Fund of Boston
       Putnam Income Fund
       Putnam Equity Income Fund
       Putnam Balanced Retirement Fund
       Putnam High Yield Advantage Fund
       Putnam High Income Convertible and Bond Fund
       Putnam Variable Trust-Putnam VT High Yield Fund
       Putnam Variable Trust-Putnam VT Global Asset Allocation Fund
       Putnam Master Income Trust
       Putnam Premier Income Trust
       Putnam Master Intermediate Income Trust
       Putnam Diversified Income Trust
       Putnam Convertible Opportunities and Income Trust
       Putnam Asset Allocation Funds-Growth Portfolio
       Putnam Asset Allocation Funds-Balanced Portfolio
       Putnam Asset Allocation Funds-Conservative Portfolio
       Putnam Funds Trust-Putnam High Yield Trust II Travelers Series Fund Inc. Putnam Diversified Income Portfolio
       Lincoln National Global Asset Allocation Fund, Inc.
       Putnam Variable Trust-Putnam VT Diversified Income Fund


PUTNAM FIDUCIARY TRUST COMPANY ON BEHALF OF:
       Putnam High Yield Managed Trust
       Putnam High Yield Fixed Income Fund, LLC


THE PUTNAM ADVISORY COMPANY, INC. ON BEHALF OF:
       Abbott Laboratories Annuity Retirement Plan
       Strategic Global Fund-High Yield Fixed Income (Putnam) Fund Southern Farm Bureau Annuity Insurance Company

                                                                       Exhibit A


                               ACCESSION AGREEMENT


       THIS ACCESSION AGREEMENT is made as of this ____ day of ____, 199_/200_ by and among _____________ (the "New Stockholder"), and the parties (the "Current Parties") to that certain Investor Agreement dated as of October __, 1999 (the "Investor Agreement") by and among Anker Coal Group, Inc., a Delaware corporation (the "Company"), and the Holders and Existing Stockholders named therein. Capitalized terms not otherwise defined shall have the meaning attributed to them in the Investor Agreement.


                              W I T N E S S E T H:


       WHEREAS, the Current Parties entered into the Investor Agreement for the purpose of governing the relations among the Company, the Existing Stockholders and the Holders, as holders of Warrant Shares;

       WHEREAS, it is a condition to any acquisition of Warrant Shares that the Holder be or become a party to the Investor Agreement; and

       WHEREAS, the New Stockholder is desirous of becoming a Holder of Warrant Shares and desires to enter into the Investor Agreement.

       NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants of the parties, the parties hereby represent and agree as follows:

       1. The New Stockholder acknowledges having read and understood the Investor Agreement.

       2. The New Stockholder shall become a party to, shall be bound by all of the obligations of a Holder of Warrant Shares pursuant to and, except as expressly provided in the Investor Agreement, shall have the benefit of all of the terms and conditions set forth in the Investor Agreement to the same extent as if the New Stockholder were an original party thereto in the capacity of a Holder of Warrant Shares.

       3. This Accession Agreement shall be attached to and become a part of the Investor Agreement.

       4. This Accession Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the choice of law principles thereof.

       IN WITNESS WHEREOF, the New Stockholder has executed or caused its duly authorized representative to execute this Accession Agreement as of the day and year first above written.


                                      By:
                                           ------------------------------------
                                           Name:
                                           Title:


       Agreed to by the Company on its own behalf and on behalf of the other Current Parties pursuant to Section 1.1 of the Investor Agreement.


                                      ANKER COAL GROUP, INC.

                                      By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit B


                               ACCESSION AGREEMENT


       THIS ACCESSION AGREEMENT is made as of this ____ day of ____, 199_/200_ by and among _____________ (the "New Stockholder"), and the parties (the "Current Parties") to that certain Common Stock Registration Rights Agreement dated as of October __, 1999 (the "Common Stock Registration Rights Agreement") by and among Anker Coal Group, Inc., a Delaware corporation (the "Company"), and the Holders named therein. Capitalized terms not otherwise defined shall have the meaning attributed to them in the Common Stock Registration Rights Agreement.


                              W I T N E S S E T H:


       WHEREAS, the Current Parties entered into the Common Stock Registration Rights Agreement for the purpose of governing the rights of the Holders as Holders of Warrant Shares to registration of the Warrant Shares under the Securities Act of 1933;

       WHEREAS, it is a condition to any acquisition of Warrant Shares that the Holder be or become a party to the Common Stock Registration Rights Agreement; and

       WHEREAS, the New Stockholder is desirous of becoming a Holder of Warrant Shares and desires to enter into the Common Stock Registration Rights Agreement.

       NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants of the parties, the parties hereby represent and agree as follows:

       1. The New Stockholder acknowledges having read and understood the Common Stock Registration Rights Agreement.

       2. The New Stockholder shall become a party to, shall be bound by all of the obligations of a Holder of Warrant Shares pursuant to and, except as expressly provided in the Common Stock Registration Rights Agreement, shall have the benefit of all of the terms and conditions set forth in the Common Stock Registration Rights Agreement to the same extent as if the New Stockholder were an original party thereto in the capacity of a Holder of Warrant Shares.

       3. This Accession Agreement shall be attached to and become a part of the Common Stock Registration Rights Agreement.

       4. This Accession Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the choice of law principles thereof.

       Dated as of the date first written above.

                                      COMPANY


                                      ANKER COAL GROUP, INC.


                                      By:
                                           ------------------------------------
                                           Name:
                                           Title: Director

                                    HOLDERS


                                    ROTHSCHILD RECOVERY FUND L.P.
                                    By:  Rothschild Recovery Associates, L.L.C.,
                                         General Partner


                                    By:
                                         ---------------------------------------
                                    Name:   Wilbur Ross, Jr.
                                    Title:  Managing Member


                                    AIG SPECIAL SITUATIONS HOLDING FUND LTD.


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:  Director


                                            Intrepid Management Company LLC
                                            as Investment Manager


                                            By:
                                                 -------------------------------
                                            Name:   Victor Consoli
                                            Title:  Portfolio Manager


                                    Pilgrim High Yield Fund


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    PILGRIM INVESTMENTS INC.


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:

                                     PROSPECT STREET HIGH INCOME
                                     PORTFOLIO


                                     By:
                                          -------------------------------------
                                     Name:  John Frabotta
                                     Title: Portfolio Manager


                                     PRUDENTIAL HIGH YIELD TOTAL RETURN FUND
                                     PRUDENTIAL HIGH YIELD FUND, INC.
                                     PRUDENTIAL DISTRESSED SECURITIES FUND, INC.


                                     By:  The Prudential Investment Corporation,
                                          as Investment Advisor


                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:


                                     THE PRUDENTIAL SERIES FUND, INC. HIGH YIELD
                                     BOND PORTFOLIO


                                     By:  The Prudential Insurance Company of
                                          America, as Investment Advisor


                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:


                                     Putnam Investment Management Inc., Putnam
                                     Fiduciary Trust Company, and the Putnam
                                     Advisory Company, Inc. on behalf of their clients listed on Attachment A


                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:

                                     DREYFUS HIGH YIELD STRATEGIES FUND
                                     By:  The Dreyfus Corporation, as Investment
                                          Manager


                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:


                                     EXISTING STOCKHOLDERS


                                     PPK GROUP LIMITED LIABILITY COMPANY


                                     By:
                                          -------------------------------------
                                     Name:   Bruce Sparks
                                     Title:  Manager


                                     ANKER HOLDING B.V.


                                     By:
                                          -------------------------------------
                                     Name:   Willem G. Rottier
                                     Title:  Managing Director


                                     FIRST RESERVE CORPORATION


                                     By:
                                          -------------------------------------
                                     Name:   Bruce Rothstein
                                     Title:  Vice-President


                                     AMERICAN GAS & OIL INVESTORS, LIMITED
                                     PARTNERSHIP


                                     By First Reserve Corporation, its general partner


                                     By:
                                          --------------------------------------
                                     Name:   Bruce Rothstein
                                     Title:  Vice-President

                                     AMGO II, LIMITED PARTNERSHIP


                                     By First Reserve Corporation, its general partner


                                     By:
                                          --------------------------------------
                                     Name:   Bruce Rothstein
                                     Title:  Vice-President


                                     FIRST RESERVE FUND V, LIMITED PARTNERSHIP


                                     By First Reserve Corporation, its general partner


                                     By:
                                          --------------------------------------
                                     Name:   Bruce Rothstein
                                     Title:  Vice-President


                                     FIRST RESERVE FUND V-2, LIMITED PARTNERSHIP


                                     By First Reserve Corporation, its
                                     general partner


                                     By:
                                          --------------------------------------
                                     Name: Bruce Rothstein
                                     Title: Vice-President


                                     FIRST RESERVE FUND VI, LIMITED
                                     PARTNERSHIP


                                     By First Reserve Corporation, its general partner


                                     By:
                                          --------------------------------------
                                     Name:   Bruce Rothstein
                                     Title:  Vice-President

                                     FIRST RESERVE FUND VII, LIMITED PARTNERSHIP



                                     By First Reserve Corporation, its general partner


                                     By:
                                          --------------------------------------
                                     Name:   Bruce Rothstein
                                     Title:  Vice-President

                                  ATTACHMENT A


PUTNAM INVESTMENT MANAGEMENT, INC. ON BEHALF OF:
       The George Putnam Fund of Boston
       Putnam Income Fund
       Putnam Equity Income Fund
       Putnam Balanced Retirement Fund
       Putnam High Yield Advantage Fund
       Putnam High Income Convertible and Bond Fund
       Putnam Variable Trust-Putnam VT High Yield Fund
       Putnam Variable Trust-Putnam VT Global Asset Allocation Fund
       Putnam Master Income Trust
       Putnam Premier Income Trust
       Putnam Master Intermediate Income Trust
       Putnam Diversified Income Trust
       Putnam Convertible Opportunities and Income Trust
       Putnam Asset Allocation Funds-Growth Portfolio
       Putnam Asset Allocation Funds-Balanced Portfolio
       Putnam Asset Allocation Funds-Conservative Portfolio
       Putnam Funds Trust-Putnam High Yield Trust II Travelers Series Fund Inc. Putnam Diversified Income Portfolio
       Lincoln National Global Asset Allocation Fund, Inc.
       Putnam Variable Trust-Putnam VT Diversified Income Fund


PUTNAM FIDUCIARY TRUST COMPANY ON BEHALF OF:
       Putnam High Yield Managed Trust
       Putnam High Yield Fixed Income Fund, LLC


THE PUTNAM ADVISORY COMPANY, INC. ON BEHALF OF:
       Abbott Laboratories Annuity Retirement Plan
       Strategic Global Fund-High Yield Fixed Income (Putnam) Fund Southern Farm Bureau Annuity Insurance Company

                                   SCHEDULE I


                                     HOLDERS


Rothschild Recovery Fund, L.P.
c/o Rothschild, Inc.
1251 Avenue of Americas
New York, NY 10020


AIG Special Situations Holding Fund Ltd.
c/o Intrepid Management Company LLC
1281 East Main Street
Stamford, CT 06902


Pilgrim High Yield Fund
ML CLO XV Pilgrim America
ML CBO XX Pilgrim America
40 North Central Avenue, Suite 1200
Phoenix, AZ 85004


Prospect Street High Income Portfolio Inc.
60 State Street, Suite 3750
Boston, MA 02109


The George Putnam Fund of Boston
Putnam Income Fund
Putnam Equity Income Fund
Putnam Balanced Retirement Fund
Putnam High Yield Advantage Fund
Putnam High Income Convertible and Bond Fund
Putnam Variable Trust - Putnam VT High Yield Fund
Putnam Variable Trust - Putnam VT Global Asset Allocation Fund
Putnam Master Income Trust
Putnam Premier Income Trust
Putnam Master Intermediate Income Trust
Putnam Diversified Income Trust

Putnam Convertible Opportunities and Income Trust
Putnam Asset Allocation Funds - Growth Portfolio
Putnam Asset Allocation Funds - Balanced Portfolio
Putnam Asset Allocation Funds -  Conservative Portfolio
Putnam Funds Trust - Putnam High Yield Trust II
Travelers Series Fund Inc. - Putnam Diversified Income Portfolio
Lincoln National Global Asset Allocation Fund, Inc.
Putnam Variable Trust - Putnam VT Diversified Income Fund
Putnam High Yield Managed Trust
Putnam High Yield Fixed Income Fund, LLC
Abbott Laboratories Annuity Retirement Plan
Strategic Global Fund - High Yield Fixed Income (Putnam) Fund
Southern Farm Bureau Annuity Insurance Company
1 Post Office Square, 7th Floor
Boston, MA 02109


Prudential High Yield Total Return Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Distressed Securities Fund, Inc.
The Prudential Series Fund, Inc. High Yield Bond Portfolio
100 Mulberry Street
Gateway Center Building No. 2, 3rd Floor
Mailstop No. 04-03-01
Newark, NJ 07102

Dreyfus High Yield Strategies Fund
200 Park Avenue, 55th Floor
New York, NY 10166


                                       B-11